Exhibit 10.3

EASTERN INSURANCE HOLDINGS, INC.

MANAGEMENT ANNUAL INCENTIVE PLAN

Approved – August 19, 2010

Board of Directors Meeting

Plan Document

Effective January 1, 2011

Eastern Insurance Holdings, Inc.

MANAGEMENT ANNUAL INCENTIVE PLAN

I. Introduction

A vital component of Eastern Insurance’s success is the ability of the management team and all employees to meet and achieve performance objectives consistent with the strategic objectives of the company and the best interests of the shareholders. The ability to grow and manage the company in a positive manner is critical to Eastern’s future success.

This Management Annual Incentive Plan has been designed with the fundamental objective of supporting the company’s core values and strategic mission and vision. The basis of the company’s compensation philosophy is to align the interest of management with those of the company’s shareholders.

The major purposes of the plan are:

•	To motivate and reward management for positive performance on an annual basis

•	To provide a form of variable compensation to management which is directly linked to their individual and collective performance

•	To emphasize the growth and profitability of the company

The focus of this plan is to have the management team achieve annual performance objectives, which are coordinated with the long-term objectives of the company.

II. Plan Year

The plan year for this program will be the calendar year. The effective date of the plan is January 1, 2011. The performance measures for this plan will be determined, calculated, and approved annually beginning with 2011 fiscal year.

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MANAGEMENT ANNUAL INCENTIVE PLAN

III. Participation

Participation in the plan will be recommended at the beginning of each plan year by the President and CEO, and approved by the Compensation Committee and subsequently the Board of Directors. To participate, an individual must be a regular employee of the company in a senior management position and under the review of the Compensation Committee unless otherwise approved by the Compensation Committee. The President and CEO’s participation will be approved annually by the Compensation Committee and subsequently by the Board of Directors.

Exhibit A will list participants each year and may include multiple levels of participation. These levels will generally be based upon position responsibility.

An employee may become a new participant during the plan year if newly hired or promoted into an eligible position by July 1 of that year. Any awards are pro-rated for the portion of the year in which participation occurs. Plan participation for any participant being demoted during the year will be determined on a case by case basis.

A participant’s eligibility ceases at termination of employment (other than retirement, death, or disability) and the executive will not receive any awards under the plan for the year of termination. Termination as a result of retirement (as defined in the company’s pension plans and currently at age 65), death or disability with a minimum of six months of service during the year of occurrence, will provide pro-rated awards in the plan through the last working date for the year in which termination occurred.

IV. Performance Factors

The plan is based upon annual company financial performance factors, which may change from year to year. In general, these factors may be measures such as return on average equity, net income, earnings per share or similar indicators. The factors and weighing of the factors are determined at the beginning of each plan year. Each factor

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Eastern Insurance Holdings, Inc.

MANAGEMENT ANNUAL INCENTIVE PLAN

has quantifiable objectives consisting of threshold, target, and optimum goals. Additionally, a portion of each participant’s award may be based on individual performance objectives, which are determined by management, subject to approval of the Compensation Committee, at the beginning of each year. Generally, the President and CEO will have most or all of his or her performance based on company performance and other executives will have a proportionately greater level of their award based on individual performance. Individual performance factors will be based primarily on quantitative measures.

The company performance factors for each year’s annual portion of the plan are found in Exhibit B. Individual objectives are established and recorded between the participant and the participant’s manager.

V. Award Calculation and Distribution

Awards under the plan are calculated according to determination of the established performance factors at year-end. Company performance between the threshold and target, and target and optimum is interpolated. Individual performance is determined by each participant’s manager according to the achievement of objectives and will be approved by successive levels of management before submittal to the Compensation Committee. Individual employee performance which is not meeting the position’s requirements (an annual performance evaluation which is less than satisfactory) will result in no award granted to that individual for that year even though company performance is above threshold.

Company performance below threshold will result in no award under the plan for the company portion of the award. Awards for individual performance may still be paid, with Compensation Committee approval, at a reduced level and according to each participant’s individual performance.

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Eastern Insurance Holdings, Inc.

MANAGEMENT ANNUAL INCENTIVE PLAN

Annual awards are paid in cash less normal payroll tax withholding. Payment will be after completion and approval of the Company’s annual audit report and within 75 days after year-end. Any participant terminating employment (except retirement, death, or disability) prior to actual payment of award will forfeit that award. The award schedule for each year is found with the performance factors in Exhibit B.

VI. Administration

The Board of Directors of the company may amend the plan at any time.

Once established, performance factors will remain in place for the respective fiscal year.

Participation, performance factors, thresholds, targets, and any other participation features are established each plan year and may change from year to year according to the strategic objectives of the company.

The plan does not constitute a contract of employment, and participation in the plan does not give any employee the right to be retained in the service of the company or any right or claim to an award under the plan unless specifically accrued under the terms of this plan.

Any right of a participant or his or her beneficiary to the payment of an award under this plan may not be assigned, transferred, pledged, or encumbered.

Any adjustments to the financial performance results utilized in this plan because of extraordinary gains or losses, in or outside the normal course of business, or other items must be approved by the Board of Directors.

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Eastern Insurance Holdings, Inc.

MANAGEMENT ANNUAL INCENTIVE PLAN

VII. Plan Approval

This plan has been approved by the Board of Directors of Eastern Insurance Holdings, Inc. on August 19, 2010.

By
Board of Directors
Eastern Insurance Holdings, Inc.

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MANAGEMENT ANNUAL INCENTIVE PLAN

Exhibit A – Participation

Plan Year 2011

(Participating employees and their participant categories should be listed at the beginning of each year and adjusted for changes in participation throughout the year.)

Category 1	–	Michael Boguski – President and Chief Executive Officer

Category 2	–	Kevin Shook – EVP - Chief Financial Officer

Category 3	–	Robert Gilpin – SVP – Field Operations/Marketing
Suzanne Emmet – SVP – Claims/TPA
Cynthia Sklar – VP – Underwriting/Risk Management
Harry Talbert – Chief Information Officer

Category 4	–	Bob Enderlein – Regional Business Executive
Lucia Tompkins – Regional Business Executive
Mike Michael – Regional Business Executive
Noreen Dishart – Director – Human Resources

Category 5	–	Brent Shirk – VP – Finance
Curt Melville – Director – Alternative Markets

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MANAGEMENT ANNUAL INCENTIVE PLAN

Exhibit B – Performance Factors and Award Schedule

Plan Year 2011 (performance numbers are examples only)

Category 1 – President and CEO Position

COMPANY GOALS

Performance Measures

Net Income - 30%

Threshold	Target	Optimum
$7,000,000	$10,000,000	$15,000,000

Return on Average Equity - 30%

Threshold	Target	Optimum
4.2%	6.0%	9.0%

Earnings Per Share - 30%

Threshold	Target	Optimum
$.70	$1.00	$1.50

Strategic Objective or Specific Operational Objective - 10%

One or more measures will be determined annually and each will have quantitative measurements with threshold, target and optimum levels.

COMPANY GOAL AWARD – 90%

(% of Base Pay)

Threshold	Target	Optimum
12%	30%	42%

INDIVIDUAL GOAL AWARD – 10%

(% of Base Pay)

Meets Minimum Performance	Meets Expected Performance	Exceeds Expected Performance
1%	3%	5%

TOTAL AWARDS

(% of Base Pay)

Threshold	Target	Optimum
13%	33%	47%

Parameters for 2011

1.	Company financial measures will be 30% Net Income, 30% ROAE, 30% EPS, and 10% Strategic Objectives. Strategic Objectives will be quantifiable goals within the strategic plan which apply to 2011 and performance will be rated against number, timeliness, and quality of goals achieved.

2.	Any Financial Measure must meet threshold to initiate an award in the plan.

3.	Will interpolate awards between threshold, target, and optimum.

4.	Will pay for performance above optimum at a scale of one-half the increase between target and optimum.

5.	Pay is defined as total base pay for the applicable plan year.

6.	Individual goal for each participant will include corporate core values as the first individual goal.

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Eastern Insurance Holdings, Inc.

MANAGEMENT ANNUAL INCENTIVE PLAN

Exhibit B – Performance Factors and Award Schedule

Plan Year 2011 (performance numbers are examples only)

Category 2 – Executive Vice President/CFO Position

COMPANY GOALS

Performance Measures

Net Income - 30%

Threshold	Target	Optimum
$7,000,000	$10,000,000	$15,000,000

Return on Average Equity - 30%

Threshold	Target	Optimum
4.2%	6.0%	9.0%

Earnings Per Share - 30%

Threshold	Target	Optimum
$.70	$1.00	$1.50

Strategic Objective or Specific Operational Objective - 10%

One or more measures will be determined annually and each will have quantitative measurements with threshold, target and optimum levels.

COMPANY GOAL AWARD – 90%

(% of Base Pay)

Threshold	Target	Optimum
9%	22%	36%

INDIVIDUAL GOAL AWARD – 10%

(% of Base Pay)

Meets Minimum Performance	Meets Expected Performance	Exceeds Expected Performance
1%	3%	5%

TOTAL AWARDS

(% of Base Pay)

Threshold	Target	Optimum
10%	25%	41%

Parameters for 2011

1.	Company financial measures will be 30% Net Income, 30% ROAE, 30% EPS, and 10% Strategic Objectives. Strategic Objectives will be quantifiable goals within the strategic plan which apply to 2011 and performance will be rated against number, timeliness, and quality of goals achieved.

2.	Any Financial Measure must meet threshold to initiate an award in the plan.

3.	Will interpolate awards between threshold, target, and optimum.

4.	Will pay for performance above optimum at a scale of one-half the increase between target and optimum.

5.	Pay is defined as total base pay for the applicable plan year.

6.	Individual goal for each participant will include corporate core values as the first individual goal.

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Eastern Insurance Holdings, Inc.

MANAGEMENT ANNUAL INCENTIVE PLAN

Exhibit B – Performance Factors and Award Schedule

Plan Year 2011 (performance numbers are examples only)

Category 3

COMPANY GOALS

Performance Measures

Net Income - 30%

Threshold	Target	Optimum
$7,000,000	$10,000,000	$15,000,000

Return on Average Equity - 30%

Threshold	Target	Optimum
4.2%	6.0%	9.0%

Earnings Per Share - 30%

Threshold	Target	Optimum
$.70	$1.00	$1.50

Strategic Objectives - 10%

One or more measures will be determined annually and each will have quantitative measurements with threshold, target and optimum levels.

COMPANY GOAL AWARD – 80%

(% of Base Pay)

Threshold	Target	Optimum
4%	14%	22%

INDIVIDUAL GOAL AWARD – 20%

(% of Base Pay)

Meets Minimum Performance	Meets Expected Performance	Exceeds Expected Performance
2%	4%	6%

TOTAL AWARDS

(% of Base Pay)

Threshold	Target	Optimum
6%	18%	28%

Parameters for 2011

1.	Company financial measures will be 30% Net Income, 30% ROAE, 30% EPS, and 10% Strategic Objectives. Strategic Objectives will be quantifiable goals within the strategic plan which apply to 2011 and performance will be rated against number, timeliness, and quality of goals achieved.

2.	Any Financial Measure must meet threshold to initiate an award in the plan.

3.	Will interpolate awards between threshold, target, and optimum.

4.	Will pay for performance above optimum at a scale of one-half the increase between target and optimum.

5.	Pay is defined as total base pay for the applicable plan year.

6.	Individual goal for each participant will include corporate core values as the first individual goal.

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Eastern Insurance Holdings, Inc.

MANAGEMENT ANNUAL INCENTIVE PLAN

Exhibit B – Performance Factors and Award Schedule

Plan Year 2011 (performance numbers are examples only)

Category 4

COMPANY GOALS

Performance Measures

Net Income - 30%

Threshold	Target	Optimum
$7,000,000	$10,000,000	$15,000,000

Return on Average Equity - 30%

Threshold	Target	Optimum
4.2%	6.0%	9.0%

Earnings Per Share - 30%

Threshold	Target	Optimum
$.70	$1.00	$1.50

Strategic Objectives - 10%

One or more measures will be determined annually and each will have quantitative measurements with threshold, target and optimum levels.

COMPANY GOAL AWARD – 70%

(% of Base Pay)

Threshold	Target	Optimum
3%	8%	12%

INDIVIDUAL GOAL AWARD – 30%

(% of Base Pay)

Meets Minimum Performance	Meets Expected Performance	Exceeds Expected Performance
1%	4%	6%

TOTAL AWARDS

(% of Base Pay)

Threshold	Target	Optimum
4%	12%	18%

Parameters for 2011

1.	Company financial measures will be 30% Net Income, 30% ROAE, 30% EPS, and 10% Strategic Objectives. Strategic Objectives will be quantifiable goals within the strategic plan which apply to 2011 and performance will be rated against number, timeliness, and quality of goals achieved.

2.	Any Financial Measure must meet threshold to initiate an award in the plan.

3.	Will interpolate awards between threshold, target, and optimum.

4.	Will pay for performance above optimum at a scale of one-half the increase between target and optimum.

5.	Pay is defined as total base pay for the applicable plan year.

6.	Individual goal for each participant will include corporate core values as the first individual goal.

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Eastern Insurance Holdings, Inc.

MANAGEMENT ANNUAL INCENTIVE PLAN

Exhibit B – Performance Factors and Award Schedule

Plan Year 2011 (performance numbers are examples only)

Category 5

COMPANY GOALS

Performance Measures

Net Income - 30%

Threshold	Target	Optimum
$7,000,000	$10,000,000	$15,000,000

Return on Average Equity - 30%

Threshold	Target	Optimum
4.2%	6.0%	9.0%

Earnings Per Share - 30%

Threshold	Target	Optimum
$.70	$1.00	$1.50

Strategic Objectives - 10%

One or more measures will be determined annually and each will have quantitative measurements with threshold, target and optimum levels.

COMPANY GOAL AWARD – 60%

(% of Base Pay)

Threshold	Target	Optimum
2%	5%	7%

INDIVIDUAL GOAL AWARD – 40%

(% of Base Pay)

Meets Minimum Performance	Meets Expected Performance	Exceeds Expected Performance
1%	3%	5%

TOTAL AWARDS

(% of Base Pay)

Threshold	Target	Optimum
3%	8%	12%

Parameters for 2011

1.	Company financial measures will be 30% Net Income, 30% ROAE, 30% EPS, and 10% Strategic Objectives. Strategic Objectives will be quantifiable goals within the strategic plan which apply to 2011 and performance will be rated against number, timeliness, and quality of goals achieved.

2.	Any Financial Measure must meet threshold to initiate an award in the plan.

3.	Will interpolate awards between threshold, target, and optimum.

4.	Will pay for performance above optimum at a scale of one-half the increase between target and optimum.

5.	Pay is defined as total base pay for the applicable plan year.

6.	Individual goal for each participant will include corporate core values as the first individual goal.

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